SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 24, 2017

SECURITY NATIONAL FINANCIAL CORPORATION
(Exact name of registrant as specified in this Charter)

Utah	000-09341	87-0345941
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5300 South 360 West, Salt Lake City, Utah	84123
(Address of principal executive offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code:  (801) 264-1060

Does Not Apply
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.   Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On August 24, 2017, Security National Financial Corporation (the "Company") received notice (the "Notice") from the Listing Qualifications Department of the NASDAQ Stock Market ("Nasdaq") indicating that the Company was not in compliance with Nasdaq Listing Rule 5250(c)(1) because the Company had not yet filed its Quarterly Report on Form 10-Q for the period ended June 30, 2017. The Notice did not have an immediate effect on the listing of the Company's Class A Common Stock, and the Class A Common Stock would continue to trade uninterrupted under its current trading symbol, "SNFCA" on the Nasdaq.

Nasdaq indicated in its Notice to the Company that the Company had 60 days to submit a plan to regain compliance. If Nasdaq accepts the Company's plan, it may grant an exception of up to 180 calendar days from the Form 10-Q due date to regain compliance. If Nasdaq does not accept the Company's plan, the Company would have the opportunity to appeal that decision to a Nasdaq Hearings Panel before any change to listing occurs.

As previously disclosed in the Company's Notification of Late Filing on Form 12b-25, filed with the Securities and Exchange Commission (the "SEC") on August 14, 2017, the Company reached the conclusion on August 1, 2017 that its audited financial statements as of December 31, 2016 and 2015, and for the three years ended December 31, 2016, 2015, and 2014, and the Company's unaudited interim financial statements for the quarterly period ended March 31, 2017, and the interim periods in 2016 and 2015 (the "Restated Periods") should not be relied upon due to errors identified in such financial statements.

On August 3, 2017, the Company's Audit Committee met to discuss Management's recommendation that because of these prior period errors, the Company should provide a comprehensive restatement for all Restated Periods by means of filing an amended Annual Report on Form 10-K for the fiscal years ended December 31, 2016 and 2015, and an amended Quarterly Report on Form 10-Q for the period ended March 31, 2017. These restated reports were to be completed and filed with the SEC before the Company's Quarterly Report on Form 10-Q for the period ended June 30, 2017, could be completed and filed. The Audit Committee unanimously approved Management's recommendation.

On August 25, 2017, the Company completed and filed with the SEC a comprehensive restatement for all Restated Periods by means of an amended Annual Report on Form 10-K for the fiscal years ended December 31, 2016 and 2015 and an Amended Quarterly Report on Form 10-Q for the period ended March 31, 2017. Also on August 25, 2017, following the filing of the amended Form 10-K and the amended Form 10-Q, the Company filed its Quarterly Report on Form 10-Q for the period ended June 30, 2017.

On August 28, 2017, the Company received notice in a letter from the Listing Qualifications Department of Nasdaq indicating that based on the August 25, 2017, filing of the Company's Form 10-Q for the period ended June 30, 2017, the staff had determined that the Company is now in compliance with Nasdaq Listing Rule 5250(c)(1). Thus, according to the letter, the matter is now closed. As a consequence, the Company is no longer required to submit any plans to Nasdaq to regain compliance.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SECURITY NATIONAL FINANCIAL CORPORATION
(Registrant)

Date: August 30, 2017	By:	/s/ Scott M. Quist
Scott M. Quist, Chairman, President and
Chief Executive Officer